UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

SAKER AVIATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52593	87-0617649
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Street, Pier 6 East River, New York, NY 10004
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (212) 776-4046

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2024, Samuel Goldstein departed Saker Aviation Services, Inc. (the “Company”) where he served as President, Chief Executive Officer, Treasurer, Secretary and Director of the Company. Mr. Goldstein’s departure was not due to any disagreements with the Company or any matter relating to the Company’s operations, policies or practices.

Effective as of December 6, 2024, the Company appointed William Wachtel, age 70, to serve as President, Chief Executive Officer, Treasurer and Secretary of the Company. Mr. Wachtel was elected as a Director and Chairman of the Board of Directors (the “Board”) of the Company on March 31, 2005. Mr. Wachtel served as Chairman until April 8, 2009, when he resigned from such capacity but remained a member of the Board. Mr. Wachtel was re-elected as the Chairman of the Board and has served in that capacity since October 27, 2011. Mr. Wachtel has been a managing partner of Wachtel Missry LLP (previously Wachtel & Masyr, LLP, and before that, its predecessor law firm Gold & Wachtel, LLP), since its founding in August 1984. During the fiscal years ended December 31, 2022 and 2023, the Company was billed approximately $3,000 and $93,000, respectively, for legal services provided by Wachtel Missry LLP. Mr. Wachtel is a co-founder of the Drum Major Institute, an organization carrying forth the legacy of the late Reverend Martin Luther King, Jr.

There is no arrangement or understanding between Mr. Wachtel and any other person with respect to his appointment, and there are no family relationships between Mr. Wachtel and any other director or executive officer of the Company. Except as described above, the Company is not aware of any transactions with Mr. Wachtel or any of his immediate family members that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2024		SAKER AVIATION SERVICES, INC.

	By:	/s/ William B. Wachtel
William B. Wachtel
President and Chief Executive Officer